Employee Benefit Plan, Description of Plan (Details) - EBP 001 [Member]	12 Months Ended
Dec. 31, 2025
EBP, Description of Plan [Line Items]
EBP, Description of Plan	Description of the Plan
The following description of the Park National Corporation Employees Stock Ownership Plan (the “Plan”) provides only general information. Participants should refer to the Plan agreement for a more complete description of the Plan’s provisions.

General

The Plan is a defined contribution plan covering full-time or part-time employees of Park National Corporation and subsidiaries (“Park”) who have completed 30 days of service, and are age eighteen or older. In the event that a Participant fails to make a new affirmative deferral election, such Participant shall be deemed to have made a pre-tax deferral election equal to 3% of compensation per pay period. Auto enrollment is only applicable for employees who became participants on or after January 1, 2014. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”).

Contributions

Each year, participants may contribute an amount so not to exceed the maximum annual additions as defined by the Income Tax Regulations under Code Section 415(c) and 415(d). Beginning January 1, 2014 the Plan introduced a Roth investment option which allows for after tax contributions. Participants may also contribute rollover amounts representing distributions from other qualified defined contribution plans. The maximum salary deferral permitted by the Internal Revenue Code (“Code”) was $23,500 for 2025 and $23,000 for 2024. The Plan also permits participants who are age 50 or older to make catch-up contributions in accordance with Code Section 414(v). In addition, the Plan allows enhanced catch-up contributions for employees aged 60, 61, 62, and 63, as provided under Code Section 414(v).

Park provides a matching contribution at a level established annually by Park. Park’s employer matching contribution for 2025 and 2024 was 50% of all Employee Stock Ownership Plan ("ESOP") contributions, excluding any catch-up contributions.

Participant Accounts

Each participant’s account is credited with the participant’s salary deferral, an allocation of Park’s contribution and Plan earnings, and charged with participant withdrawals. Allocations are based on participant earnings or account balances, as defined. The benefit to which a participant is entitled is the benefit that can be provided from the participant’s account.

Vesting

Participants’ accounts are 100% vested at all times.
Payments of Benefits

Upon termination or after age 59½, a participant may elect lump sum or rollover in an amount equal to the value of his or her account. A participant can elect to take a distribution of their account balance in cash or shares of Park National Corporation Common Stock. Participants can also take distributions for hardship purposes.

Employees Stock Ownership Plans (“ESOP”)

Effective January 1, 2002, the Plan was amended and restated to become an ESOP that invests in shares of Park National Corporation Common Stock. The Plan is not leveraged and all new contributions (both employer and employee) will be used to purchase only Park National Corporation Common Stock. Participants are permitted to diversify their investments on a quarterly basis. The Plan’s investments are held in trust by Fidelity Management Trust Company at December 31, 2025 and 2024.

EBP, Employer Contribution, Participant Compensation Matched, Percentage	50.00%
EBP, Plan Name	Employees Stock Ownership Plan
EBP, Participant Contribution, Automatic, Deferral Rate	3.00%
EBP, Description, Available [true false]	true